SEMIANNUAL REPORT, February 28, 2003

THE FBR RUSHMORE FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814

800.622.1386            301.657.1510

April 3, 2003

Dear Shareholder,

The U.S. Government bond market was defined by dramatic volatility over the past six months, as long-term interest rates experienced large, quick swings—both higher and lower in rates. Over the same period of time, to insure that the U.S. economy would not fall back into a recession, the Federal Reserve lowered its overnight lending rate by 50 basis points to 1.25%. The continued uncertainty surrounding the war with Iraq left both equity and fixed income investors alike very cautious about investing in risky assets. This pessimism resulted in an environment where investors moved funds out of stocks and into bonds. In an environment such as this, we believe the FBR Total Return Bond Fund (the “Fund”) should provide you with a high total rate of return consistent with investments in U.S Government securities.

The domestic economic picture has remained cloudy due to the uncertainties surrounding the impact of the war in Iraq and its associated financial burdens. The secondary effects of higher energy prices, sparked by the lead-up to war and further boosted by an unusually cold winter, have also influenced economic viability in the short-term. Put simply, businesses and individuals remain on hold, waiting for clarity before making key investment and spending decisions. As a result, we have seen a significant downturn in key economic indicators, leading some to fear anew that a shallow recession might be an unfortunate byproduct of the war. Among the most notable indicators have been weakness in employment and deteriorating consumer confidence data. On the bright side, the housing market remains strong, with low interest rates continuing to produce mortgage refinancing opportunities, and an impending tax relief package offers potential further stimulus.

Looking ahead, there is likely to remain a consistent underlying appetite for the safety of government securities until a finite resolution of the war in Iraq is reached. However, the geopolitical fluctuations surrounding this crisis virtually guarantee a continuation of the high volatility that has characterized recent markets. With Treasury yields very close to forty-year lows, we continue to believe that interest rates are headed higher over the longer-term. However, it remains to be seen at what point and at what pace this trend will materialize, depending on how the economy emerges in a post-Iraq environment. These expectations should produce opportunities that require nimble hedging strategies in the Fund through the use of futures and options.

The Fund invests principally in U. S. Treasury notes and bonds and in other U.S. Government securities that present minimal credit risk. The Fund utilizes futures and options strategies to protect the underlying investments from adverse interest rate movements and/or to increase the total return of the Fund. Our objective is to achieve a high total rate of return consistent with investments in U.S. Government securities.

Sincerely,

Patrice Milton-Blue

Bradford & Marzec, Inc.

Subadviser of The FBR Rushmore Fund, Inc.

FBR Total Return Bond Fund

Average Annual Total Returns*
For the Periods Ended December 31, 2002
	One Year	Five Year	Ten Year
FBR Total Return Bond Fund	7.50%	6.19%	7.36%
Lehman Brothers Government Bond Index	11.50%	7.77%	7.56%
Lehman Brothers Intermediate Government Index	9.64%	7.44%	6.91%

*TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions. The indices are unmanaged and unlike the Fund have no management fees or operating cost that reduce reported returns. The Lehman Brothers Intermediate Government Index is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between five and ten years. The Lehman Brothers Government Bond Index is a market value weighted index of U.S. Government and government agency fixed-rate debt issues with maturities of one year or more. The graph assumes a hypothetical investment of $10,000 initial investment in the Fund and reflects all Fund expenses and reinvestment of distributions.

For more complete information on the Fund, including fees and expenses, call 800.343.3355 for a free prospectus. Investing in the Fund involves certain risks that are fully discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

STATEMENT OF NET ASSETS

February 28, 2003

(unaudited)

	Face Amount	Value (Note 1)
U.S. TREASURY OBLIGATIONS: 76.3%
U.S. Treasury Bonds, 7.625%, 11/15/22	$2,500,000	$3,445,897
U.S. Treasury Bonds, 7.625%, 2/15/25	3,300,000	4,597,699
U.S. Treasury Bonds, 6.875%, 8/15/25	14,700,000	18,968,174

Total U.S. Treasury Obligations (Cost $24,270,601)		27,011,770

SHORT-TERM INVESTMENTS: 25.0%
Repurchase Agreement: 2.1%
With Mizuho Securities, Inc. dated 2/28/03 at 1.25% to be repurchased at $741,026 on 3/3/03, collateralized by $759,150 in U.S. Treasury Bonds, due 2/15/23 (Cost $741,000)	741,000	741,000

Government Agency Obligations: 22.9%
Federal National Mortgage Association Discount Note at 1.23%, due 03/25/03	1,100,000	1,099,098
Federal Home Loan Bank Discount Note at 1.20%, due 03/04/03	7,000,000	6,999,300 *

Total Government Agency Obligations (Cost $8,098,398)		8,098,398

Total Short-term Investments (Cost $8,839,398)		8,839,398

Total Investments: 101.3% (Cost $33,109,999)		35,851,168
Written Options, at fair value: (0.7)% (Premium $315,802)		(259,375)
Variation Margin on Financial Futures Contracts: (1.2)%		(437,875)
Other Assets less Liabilities: 0.6%		227,020

Net Assets: 100.0%		$35,380,938

Net Asset Value Per Share (Based on 3,075,802 Shares Outstanding)		$11.50

Net Assets Consist of:
Paid-in Capital		$34,416,417
Accumulated Net Realized Gain on Investments, Options, and Futures		711,204
Net Unrealized Appreciation of Investments, Options, and Futures		253,317

Net Assets		$35,380,938

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

STATEMENT OF NET ASSETS (continued)

February 28, 2003

(unaudited)

	Expiration Date	Actual Contracts	Fair Value
Written Options
U.S. Treasury Bond Future Put, Strike Price $109.00	March 2003	80	$(6,250)
U.S. Treasury Bond Future Put, Strike Price $110.00	March 2003	320	(40,000)
U.S. Treasury Bond Future Put, Strike Price $110.00	April 2003	180	(106,875)
U.S. Treasury Bond Future Call, Strike Price $113.50	May 2003	80	(106,250)

Total Fair Value of Written Options (Premium $315,802) (Note 2)		660	(259,375)

			Appreciation/ Depreciation
Futures Contracts Purchased
Eurodollar Futures.	December 2003	48	8,254

Futures Contracts Written
U.S. Treasury Bond Futures	March 2003	414	(1,579,224)
U.S. Treasury Note Futures	March 2003	160	(275,328)
Eurodollar Futures.	June 2004	268	(682,835)
Eurodollar Futures.	December 2004	48	(15,146)

Total Future Contracts Sold		890	(2,552,533)

* A portion of the security is pledged for options written.

See Notes to Financial Statements.

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2003 (unaudited)
Interest Income	$567,973

Expenses
Investment Advisory Fee (Note 4)	79,762
Administrative Fee (Note 4)	58,997

Total Expenses	138,759

Net Investment Income	429,214

Net Realized Gain (Loss) from:
Investments, Purchased Options, and Futures	(1,525,482)
Written Options	1,834,466
Net Change in Unrealized Appreciation on Investments, Options, and Futures	(563,516)

Net Realized and Unrealized Loss on Investments	(254,532)

Net Increase in Net Assets Resulting from Operations	$174,682

See Notes to Financial Statements.

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended February 28, 2003 (unaudited)	For the Year Ended August 31, 2002
From Investment Activities
Net Investment Income	$429,214	$620,742
Net Realized Gain (Loss) from:
Investments, Purchased Options, and Futures	(1,525,482)	360,914
Written Options	1,834,466	296,591
Change in Net Unrealized Appreciation on Investments, Options, and Futures	(563,516)	(198,218)

Net Increase in Net Assets Resulting from Operations	174,682	1,080,029

Distributions to Shareholders
From Net Investment Income	(429,214)	(620,742)

From Share Transactions
Net Proceeds from Sales of Shares	24,202,068	30,479,994
Reinvestment of Distributions	413,049	587,674
Cost of Shares Redeemed	(22,991,342)	(10,905,354)

Net Increase in Net Assets Resulting from Share Transactions	1,623,775	20,162,314

Total Increase in Net Assets	1,369,243	20,621,601
Net Assets—Beginning of Period	34,011,695	13,390,094

Net Assets—End of Period	$35,380,938	$34,011,695

Number of Shares
Sold	2,096,558	2,666,760
Issued in Reinvestment of Distributions	36,011	51,765
Redeemed	(2,007,602)	(954,858)

Net Increase in Shares	124,967	1,763,667

See Notes to Financial Statements.

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

FINANCIAL HIGHLIGHTS

	For the Six Months Ended February 28, 2003 (unaudited)	For the Years Ended August 31,
		2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value—Beginning of Period	$11.53	$11.28	$10.71	$10.17	$11.27	$9.92

Income (Loss) from Investment Operations:
Net Investment Income	0.15	0.45	0.52	0.52	0.50	0.53
Net Realized and Unrealized Gain (Loss) on Investments, Options, and Futures	(0.03)	0.25	0.57	0.54	(1.10)	1.35

Total from Investment Operations	0.12	0.70	1.09	1.06	(0.60)	1.88

Distributions to Shareholders
from Net Investment Income	(0.15)	(0.45)	(0.52)	(0.52)	(0.50)	(0.53)

Net Increase (Decrease) in Net Asset Value	(0.03)	0.25	0.57	0.54	(1.10)	1.35

Net Asset Value—End of Period	$11.50	$11.53	$11.28	$10.71	$10.17	$11.27

Total Investment Return	1.08%A	6.34%	10.46%	10.82%	(5.51)%	19.35%

Ratios to Average Net Assets:
Expenses	0.87%B	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income	2.69%B	3.62%	4.79%	5.12%	4.57%	4.98%
Supplementary Data:
Portfolio Turnover Rate	51%	29%	0%	9%	46%	49%
Net Assets at End of Period (in thousands)	$35,381	$34,012	$13,390	$11,789	$12,837	$27,260
Number of Shares Outstanding at End of Period (in thousands)	3,076	2,951	1,187	1,101	1,262	2,419

ATotal Investment Return for periods of less than one year are not annualized.

BAnnualized

See Notes to Financial Statements.

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

NOTES TO FINANCIAL STATEMENTS

February 28, 2003

(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The FBR Rushmore Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the FBR Total Return Bond Fund, formerly the FBR U.S. Government Bond Portfolio. On February 28, 2003, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America which may require management to make certain estimates and assumptions at the date of the financial statements.

Security Valuation Securities are valued at the last quoted sales price. If a sale is not reported on a given day, the security is valued at the mean between the most recent quoted bid and asked prices. Options are all exchange traded and are valued at the last sale price. Financial futures contracts are traded on exchanges and are stated at market value. The value of assets for which no quotations are readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at their direction.

Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Repurchase Agreements The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund’s custodian takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Distributions Net investment income is computed and dividends are declared daily in the Fund. Income dividends in this portfolio are paid monthly. Distributions paid by the Fund are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

Options The Fund is authorized to purchase and write call and put options. When the Fund purchases an option, the premium paid is recorded as an investment and its value is marked-to-market daily. The risk associated with purchasing options is limited to the premium originally paid. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

NOTES TO FINANCIAL STATEMENTS (continued)

transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Net Assets. The contract or notional amounts reflect the extent of the Fund’s involvement in these financial instruments. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. The Fund’s activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

Futures Contracts The Fund may enter into futures contracts and options on futures contracts for the purposes of hedging investments, enhancing investment performance, remaining fully invested and reducing transaction costs. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). After a futures contract position is opened, the value of the contract is marked-to-market daily. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. The Fund’s ability to effectively utilize futures involves the risk of imperfect price correlation between the futures contracts and their underlying security.

Federal Income Taxes The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no federal income tax provision is required. At February 28, 2003, the Fund had capital loss carry forwards of $85,135, $167,754, $2,396, and $230,488 which expire on August 31, 2005, 2008, 2009, and 2010 respectively.

2. OPTIONS WRITTEN

As of February 28, 2003, portfolio securities valued at $4,995,197 were held by the custodian as collateral for call and put options written by the Fund. Transactions in options written during the six months ended February 28, 2003 were as follows:

	Number of Contracts	Premiums Received
Options written outstanding at August 31, 2002	1,223	$1,018,609
Options written	10,904	7,949,000
Options terminated in closing purchase transactions	(7,838)	(5,990,214)
Options expired	(3,572)	(2,609,987)
Options exercised	(57)	(51,606)

Options written outstanding at February 28, 2003	660	$315,802

THE FBR RUSHMORE FUND, INC.

FBR Total Return Bond Fund

NOTES TO FINANCIAL STATEMENTS (continued)

3. INVESTMENT TRANSACTIONS

At February 28, 2003, the cost of the investment securities for Federal income tax purposes was $33,109,999. Net unrealized appreciation was $253,317 of which $2,853,593 related to appreciated investment securities and $2,600,276 related to depreciated investment securities.

For the six months ended February 28, 2003, purchases and sales (including maturities) of securities, excluding short-term securities were $23,195,797 and $9,790,156, respectively.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Advisers, Inc. (the “Adviser”), formerly Money Management Associates, a subsidiary of FBR National Bank & Trust (the “Administrator”). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the Fund’s average daily net assets. Certain officers and directors of the Fund are affiliated with the Adviser. Both the Adviser and the Administrator are wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

On December 28, 2001, shareholders approved Bradford & Marzec, Inc. to serve as the Fund’s investment subadviser. The Adviser pays Bradford & Marzec, Inc. a fee at an annual rate of 0.20% on the Fund’s average daily net assets. During the six months ended February 28, 2003, Bradford & Marzec received $31,905 for its services.

The Administrator provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, the administrator serves as custodian of the Fund’s assets and pays the operating expenses (not including extraordinary legal fees, marketing costs outside of routine shareholder communications and interest costs) of the Fund, in accordance with the administrative service agreement. Effective November 1, 2002, for these services, the Administrator receives an annual fee of 0.40% of the average daily net assets of the Fund. Prior to November 1, 2002, the Administrator received 0.30% of the average daily net assets.

Pursuant to a Distribution Agreement dated September 4, 2001, the Board of Directors of the Fund appointed FBR Investment Services, Inc. (“FBRIS”) as the distributor of the Fund. FBRIS is an affiliate of the Adviser and serves as principal underwriter and distributor of the Fund’s shares.

5. BORROWING AGREEMENT

The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at 100 basis points (100 basis points = 1%) over the 30-day LIBOR rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at February 28, 2003.

FBR FUNDS

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

800.622.1386

www.fbr.com/funds/

Investment Adviser

MONEY MANAGEMENT ADVISERS, INC.

1001 NINETEENTH STREET NORTH

ARLINGTON, VIRGINIA 22209

Distributor

FBR INVESTMENT SERVICES, INC.

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent

FBR NATIONAL BANK & TRUST

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Independent Public Accountants

DELOITTE & TOUCHE, LLP

100 SOUTH CHARLES STREET

BALTIMORE, MARYLAND 21201

This report is not authorized

for distribution to prospective

investors unless it is preceded or

accompanied by a current prospectus.

FRIEDMAN BILLINGS RAMSEY

The FBR Rushmore Fund, Inc.

Semiannual Report

February 28, 2003